UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): October 22, 2021

HIGHLAND TRANSCEND PARTNERS I CORP.

(Exact name of registrant as specified in its charter)

Commission File Number: 001-39751

Cayman Islands	N/A

(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification No.)

777 Arthur Godfrey Road, #202, Miami Beach, FL 33140

(Address of principal executive offices, including zip code)

+1 (617) 401-4015

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 140.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share and one-third of one redeemable warrant	HTPA.U	The New York Stock Exchange
Class A ordinary shares, par value $0.0001 per share	HTPA	The New York Stock Exchange
Warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50	HTPA.WS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

    Amendment to the Agreement and Plan of Merger

On October 21, 2021, Highland Transcend Partners I Corp., a Cayman Islands exempted company (including the successor after the Domestication (as defined below), “HTP” or “Highland Transcend”), entered into an Amendment (the “Amendment”) to the Agreement and Plan of Merger (as it may be amended and/or restated from time to time, the “Merger Agreement”), dated September 8, 2021, by and among Picasso Merger Sub I, Inc., a Delaware corporation and wholly owned direct subsidiary of HTP (“Blocker Merger Sub I”), Picasso Merger Sub II, LLC, a Delaware limited liability company and wholly owned direct subsidiary of HTP (“Blocker Merger Sub II”), Picasso Merger Sub III, LLC, a Delaware limited liability company and a wholly owned direct subsidiary of HTP (“Company Merger Sub”), Carlyle Partners VII Pacer Holdings, L.P., a Delaware limited partnership (“Pacer Holdings”), CP VII Pacer Corp., a Delaware corporation (“Pacer Corp. Blocker”), CP VII Pacer EU L.P., a Delaware limited partnership (“Pacer L.P. Blocker” and together with Pacer Corp. Blocker, the “Blockers” and the Blockers, together with Pacer Holdings, the “Blocker Parties”), Packable Holdings, LLC, a Delaware limited liability company formerly known as Entourage Commerce, LLC (“Packable”), and Shareholder Representative Services LLC, a Colorado limited liability company solely in its capacity as the representative, agent and attorney-in-fact of the Packable equityholders.

Pursuant to the Merger Agreement, (i) HTP will domesticate from a Cayman Islands exempted company to a Delaware corporation (the “Domestication”), (ii) the Blocker Parties and certain of their affiliates will consummate an internal restructuring which will result in the Blockers directly holding units of Packable, (iii) Blocker Merger Sub I will merge with and into Pacer Corp. Blocker, with Pacer Corp. Blocker surviving such merger as a wholly owned subsidiary of HTP (the “First Blocker Merger”), (iv) Blocker Merger Sub II will merge with and into Pacer L.P. Blocker, with Pacer L.P. Blocker surviving such merger as a wholly owned subsidiary of HTP (the “Second Blocker Merger”, and together with the First Blocker Merger, the “Blocker Mergers”), (v) Pacer Corp. Blocker will merge with and into HTP, with HTP surviving such merger (the “First HTP Merger”), (vi) Pacer L.P. Blocker will merge with and into HTP, with HTP surviving such merger (the “Second HTP Merger” and together with the First HTP Merger, the “HTP Mergers”), and (vii) Company Merger Sub will merge with and into Packable, with Packable surviving such merger as a wholly owned subsidiary of HTP (the “Company Merger” and together with the Blocker Mergers and the HTP Mergers, the “Mergers”, and the Mergers, together with the Domestication and the other transactions contemplated by the Merger Agreement, the “Business Combination”). HTP, following the Business Combination, is also referred to as “Surviving Pubco” and Packable, following the Company Merger, is also referred to as the “Surviving Company.” Capitalized terms used in this Current Report on Form 8-K but not otherwise defined herein have the meanings given to them in the Merger Agreement.

The Amendment provides, among other things, for the Surviving Company to be managed by a board of managers designated by HTP and certain other voting members holding outstanding vested common units of the Surviving Company (the “Voting Members”); provided that (i) HTP’s board designees will comprise the majority of all managers authorized to serve on the Surviving Company board of managers and (ii) the Voting Members designees must be reasonably acceptable to HTP. In connection with the Amendment, the form of Amended and Restated Limited Liability Company Agreement, the form of Exchange Agreement and the form of Tax Receivable Agreement, each of which will be entered into upon the closing of the Business Combination, were also amended to take into account the new governance structure of the Surviving Company and to address collateral issues resulting therefrom relating to the exchange mechanics in the Exchange Agreement and tax distribution provisions in the Amended and Restated Limited Liability Company Agreement. The Amendment is not intended to change the ultimate governance or ownership structure between the Surviving Company and HTP. In addition, the Amendment removes the ability of specified milestones relating to the vesting of earnout consideration from being achieved during any extension period following the five-year anniversary of the Closing Date.

The foregoing description of the Amendment, including the changes to the forms of Amended and Restated Limited Liability Company Agreement, Exchange Agreement and Tax Receivable Agreement, does not purport to be complete and is qualified in its entirety by the terms and conditions of the Amendment, including the form of Amended and Restated Limited Liability Company Agreement, the form of Exchange Agreement and the form of Tax Receivable Agreement attached thereto. A copy of the Amendment is attached hereto as Exhibit 1.1. All other terms of the Merger Agreement, which was previously filed as Exhibit 2.1 to the Current Report on Form 8-K by HTP with the Securities and Exchange Commission (the “SEC”) on September 8, 2021, remain unchanged. Copies of the forms of Amended and Restated Limited Liability Company Agreement, Exchange Agreement and Tax Receivable Agreement are filed as exhibits to HTP’s Registration Statement on Form S-4, filed by HTP with the SEC on October 22, 2021. Each such exhibit is incorporated herein by reference.

Forward-Looking Statements

The information in this Current Report includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as “estimate,” “plan,” “project,” “forecast,” “intend,” “will,” “expect,” “anticipate,” “believe,” “seek,” “target” or other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding estimates and forecasts of financial and performance metrics, projections of market opportunity and market share, expectations and timing related to commercial product launches, potential benefits of the transaction and expectations related to the terms and timing of the transaction. These statements are based on various assumptions, whether or not identified in this Current Report, and on the current expectations of Packable’s and Highland Transcend’s management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of Packable and Highland Transcend. These forward-looking statements are subject to a number of risks and uncertainties, including changes in domestic and foreign business, market, financial, political and legal conditions; the inability of the parties to successfully or timely consummate the proposed business combination, including the risk that any required regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the combined company or the expected benefits of the proposed business combination or that the approval of the shareholders of Packable or Highland Transcend is not obtained; failure to realize the anticipated benefits of the proposed business combination; risks relating to the uncertainty of the projected financial information with respect to Packable; future global, regional or local economic and market conditions; the development, effects and enforcement of laws and regulations; Packable’s ability to manage future growth; the effects of competition on Packable’s future business; the amount of redemption requests made by Highland Transcend’s public shareholders; the ability of Highland Transcend or the combined company to issue equity or equity-linked securities in connection with the proposed business combination or in the future; the outcome of any potential litigation, government and regulatory proceedings, investigations and inquiries; and those factors discussed in Highland Transcend’s final prospectus that forms a part of Highland Transcend’s Registration Statement on Form S-1 (Reg. No. 333-250125), filed with the SEC pursuant to Rule 424(b)(4) on December 4, 2020 (the “Prospectus”) and its Annual Report on Form 10-K for the fiscal year ended December 31, 2020 under the heading “Risk Factors,” and other documents of Highland Transcend filed, or to be filed, with the SEC. If any of these risks materialize or our assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that neither Highland Transcend nor Packable presently know or that Highland Transcend nor Packable currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect Highland Transcend’s or Packable’s expectations, plans or forecasts of future events and views as of the date of this Current Report. Highland Transcend and Packable anticipate that subsequent events and developments will cause Highland Transcend’s or Packable’s assessments to change. However, while Highland Transcend and Packable may elect to update these forward-looking statements at some point in the future, Highland Transcend and Packable specifically disclaim any obligation to do so. These forward-looking statements should not be relied upon as representing Highland Transcend’s or Packable’s assessments as of any date subsequent to the date of this Current Report. Accordingly, undue reliance should not be placed upon the forward-looking statements.

Additional Information About the Proposed Business Combination and Where To Find It

In connection with the proposed business combination, Highland Transcend filed a registration statement on Form S-4 (the “Registration Statement”) with the SEC that includes a definitive proxy statement/prospectus that will be mailed to Highland Transcend’s shareholders. The Registration Statement is not yet effective. The Registration Statement, including the proxy statement/prospectus contained therein, when it is declared effective by the SEC, will contain important information about Highland Transcend, Packable and the proposed business combination and the other matters to be voted upon at a meeting of Highland Transcend’s shareholders to be held to approve the proposed business combination and other matters and is not intended to provide the basis for any investment decision or any other decision in respect of such matters. Shareholders may obtain a copy of the definitive proxy statement/prospectus once available as well as other documents filed with the SEC regarding the proposed business combination and other documents filed with the SEC by Highland Transcend, without charge, at the SEC’s website located at www.sec.gov or by directing a request to 660 Madison Ave Suite 1600, New York, NY 10065.

INVESTMENT IN ANY SECURITIES DESCRIBED HEREIN HAS NOT BEEN APPROVED OR DISAPPROVED BY THE SEC OR ANY OTHER REGULATORY AUTHORITY NOR HAS ANY AUTHORITY PASSED UPON OR ENDORSED THE MERITS OF THE OFFERING OR THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED HEREIN. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Participants in the Solicitation

Highland Transcend, Packable and certain of their respective directors, executive officers and other members of management and employees may, under SEC rules, be deemed to be participants in the solicitations of proxies from Highland Transcend’s shareholders in connection with the proposed business combination. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of Highland Transcend’s shareholders in connection with the proposed business combination will be set forth in Highland Transcend’s proxy statement / prospectus when it is filed with the SEC. Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests will be included in the proxy statement / prospectus when they become available. Shareholders, potential investors and other interested persons should read the proxy statement / prospectus carefully when it becomes available before making any voting or investment decisions. You may obtain free copies of these documents from the sources indicated above.

Item 9.01	Financial Statements and Exhibits.

         (d) Exhibits

Exhibit No.	Description
1.1	First Amendment to Merger Agreement, dated October 21, 2021.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 22, 2021

HIGHLAND TRANSCEND PARTNERS I CORP.

By:	/s/ Ian Friedman
Name: Ian Friedman
Title: Chief Executive Officer